SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 1999


                           GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

         Delaware                      0-17581                    22-2358635
(State of other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

102 Chestnut Ridge Road, Montvale, New Jersey                        07645
(Address of principal executive offices)                           (Zip Code)

         Registrant's telephone number, including area code 201-930-9305

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

      On February 12, 1999, Geotek Communications, Inc. (the "Company") issued a press release announcing that on February 12, 1999, the Company agreed to sell all of its 191 900 MHz licenses to Nextel Communications, Inc. for a purchase price of $150 million. The sale is subject to Bankruptcy Court and regulatory approvals. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

            (99)  Press Release dated February 12, 1999

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GEOTEK COMMUNICATIONS, INC.

Date: February 12, 1999                    By: /s/ Anne E. Eisele
                                               ---------------------------------
                                               Name: Anne E. Eisele
                                               Title Chief Financial Officer